UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2020

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 720-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.        Entry Into a Material Definitive Agreement.

The information required by this item is included in Item 3.03 below and is incorporated herein by reference.

Item 3.03        Material Modifications to Rights of Security Holders.

On December 7, 2020, the Board of Directors (the “Board”) of Foot Locker, Inc. (the “Company”), authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to shareholders of record at the close of business on December 18, 2020 (the “Record Date”).

Each Right entitles the registered holder to purchase from the Company, when exercisable and subject to adjustment, a unit consisting of one one-thousandth (1/1,000) of a share (a “Unit”) of Series C Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Stock”), at a purchase price of $210.00 per Unit, subject to adjustment (the “Purchase Price”). The description and complete terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated as of December 7, 2020, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).

The following is a summary of the material terms of the Rights Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Rights Agent.

Rights Certificates; Exercise Period; Term

Initially, the Rights will be attached to all outstanding shares of Common Stock, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a distribution date for the Rights (“Distribution Date”) will occur upon the earlier of (i) the tenth (10th) business day following a public announcement that a person (an “Acquiring Person”), either individually or with or through certain affiliated or associated persons, has acquired beneficial ownership of twenty percent (20%) or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”), other than as a result of (a) pre-existing beneficial ownership in excess of the applicable threshold (in which case such person shall become an Acquiring Person upon acquisition of an additional one-half of one percent (0.5%) of the outstanding shares of Common Stock), (b) repurchases of stock by the Company, or (c) certain inadvertent actions by shareholders and (ii) the tenth (10th) business day (or such later date as the Board of the Company shall determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person. For purposes of the Rights Agreement, beneficial ownership is defined to include any securities with respect to which a person constitutes a “beneficial owner” as defined in Section 912 of the New York Business Corporation Law, subject to certain exceptions.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference (and for book entry shares, the account statement will contain a notation advising the holders of the Rights Agreement) and (iii) the surrender for transfer of any certificates for shares of Common Stock (or book entry shares) outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates (or book entry shares). Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The Rights are not exercisable until the Distribution Date and will expire on the first (1st) anniversary date of the Rights Agreement (the “Expiration Date”), unless the Rights are earlier redeemed, exchanged or terminated.

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As soon as practicable after the Distribution Date, Rights Certificates will be sent by such means as may be selected by the Company to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of the Company, only shares of Common Stock issued prior to the earlier of the Distribution Date and the Expiration Date will be issued with the Rights.

Flip-in Trigger

In the event that any person becomes an Acquiring Person (unless the event causing such person to become an Acquiring Person is a transaction described under “Flip-over Trigger,” below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void and any holder of any such Rights (including any purported transferees or subsequent holders) will be unable to exercise or transfer any such Rights. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Board of the Company as set forth below.

Flip-over Trigger

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged or (iii) fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, in accordance with the terms of the Rights Agreement, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature

At any time after any person becomes an Acquiring Person and prior to the acquisition by such person of fifty percent (50%) or more of the outstanding shares of Common Stock, the Board of the Company may exchange the Rights (other than Rights beneficially owned by such Acquiring Person, which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth (1/1,000) of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments

The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, consolidation or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, assets or cash (excluding regular quarterly cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on outstanding Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an

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adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights

At any time prior to the earlier to occur of (i) ten (10) business days following the Stock Acquisition Date and (ii) the Expiration Date, the Board of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (as such amount may be adjusted pursuant to the Rights Agreement), payable in cash, Common Stock or other consideration deemed appropriate by the Board of the Company. Immediately upon the action of the Board of the Company ordering redemption of the Rights (or if such action states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights

Any of the provisions of the Rights Agreement may be amended by the Board of the Company so long as the Rights are then redeemable. At any time when the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Board of the Company for any reason, including to shorten or lengthen any time period under the Rights Agreement, except that no amendment may be made at such time as the Rights are not redeemable that may (a) adversely affect the interests of the holders of the Rights as such, (b) cause the Rights Agreement to become amendable other than as already provided in the Rights Agreement and (c) cause the Rights to again become redeemable. Notwithstanding the foregoing, no supplement or amendment may be made that changes the redemption price.

Anti-Takeover Effects

The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of its Board. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by its Board.

Miscellaneous

Until a Right is exercised or exchanged, the holder thereof, as such, will have no separate rights as a shareholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or such other consideration as the Board of the Company may elect) or for common stock of an acquiring company or in the event of the redemption of the Rights as set forth above.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Company’s adoption of the Rights Agreement, the Board of the Company approved an amendment to the Certificate of Incorporation of the Company (the “Charter Amendment”), which provides for the issuance of shares of the Preferred Stock as a new series of preferred stock, establishes the number of shares to be included in such series, and fixes the designation, relative rights, preferences and limitations of such series. The Company filed the Charter Amendment with the Secretary of State of the State of New York on December 8, 2020.

The following is a brief description of certain rights of the Preferred Stock. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

The shares of Preferred Stock shall not be redeemable. Subject to the prior and superior rights of the holders of any shares of any series of preferred stock (or other similar stock) ranking prior and superior to the shares of Preferred Stock with respect to dividends, the holders of shares of Preferred Stock, in preference to the holders of Common Stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of

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the Company out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of February, May, August and November in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) one dollar ($1.00) or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Stock. In the event the Company shall at any time after December 7, 2020 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the total number of shares of Common Stock that were outstanding immediately following the occurrence of such event.

Item 8.01        Other Events.

On December 8, 2020, the Company announced the declaration of the dividend of Rights and issued a press release relating to such event. A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)                Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of Foot Locker, Inc., as filed with the Department of State of the State of New York on December 8, 2020
4.1	Rights Agreement, dated as of December 7, 2020, between Foot Locker, Inc. and Computershare Trust Company, N.A., as Rights Agent
99.1	Press Release dated December 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: December 8, 2020	By:	/s/ Sheilagh M. Clarke
		Name:	Sheilagh M. Clarke
		Title:	Senior Vice President,
General Counsel and Secretary

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